Exhibit 99.1

NanoString Technologies Releases Operating Results for First Quarter of 2020
SEATTLE - May 7, 2020 - NanoString Technologies, Inc. (NASDAQ:NSTG), a leading provider of life science tools for discovery and translational research, today reported financial results for the first quarter of 2020.
First Quarter Financial Highlights

•	Product and service revenue of $24.5 million, 15% year-over-year growth. Pro forma growth was 23% and reflects the impact of the Veracyte transaction on revenue recorded for Prosigna® IVD kits

•	Instrument revenue of $9.8 million, including $6.5 million of GeoMx™ Digital Spatial Profiler (DSP) instrument revenue, 128% year-over-year growth

•	Total consumables revenue of $11.5 million, 20% year-over-year decline. Pro forma decline was 11%

•	Service revenue of $3.2 million, 23% year-over-year growth
“Our team has risen to the challenges presented by the COVID-19 pandemic. The momentum of the GeoMx DSP launch continues, and we are particularly pleased with the substantial early interest from discovery researchers interested in reading out GeoMx results using next generation sequencing,” said Brad Gray, President and CEO of NanoString. “In contrast, the COVID-19 related challenges have slowed the pace of research and reduced our current nCounter revenue visibility. With our strong balance sheet and powerful technology platforms, we remain focused on achieving our strategic objectives and expect to be well-positioned to capture demand when customers return to their research activities.”
Recent Business Highlights
GeoMx DSP Platform

•	Generated more than 15 GeoMx DSP instrument orders in the first quarter, bringing cumulative orders received to more than 105 instruments since launch

•	Shipped 27 GeoMx DSP instruments in the first quarter, bringing cumulative shipments to 71 instruments since launch

•
Highlighted new peer-reviewed papers utilizing GeoMx DSP technology, including two publications from the lab of Dr. David Rimm of Yale University in Laboratory Investigation and Clinical Cancer Research, bringing the cumulative total to 17 peer-reviewed publications

•	Generated substantial interest in GeoMx DSP from discovery researchers, who represented approximately one-third of GeoMx Technology Access Program (TAP) orders in the first quarter
nCounter Platform

•	Grew installed base to approximately 880 nCounter Analysis Systems at March 31, 2020, as compared to approximately 760 systems at March 31, 2019

•	Surpassed 3,300 cumulative peer-reviewed publications utilizing nCounter technology
Financial

•
Issued $230 million aggregate principal amount of 2.625% Convertible Senior Notes due 2025. Approximately $89 million was used to repay borrowings and fees owed under the Company's 10.5% senior term loan facility and its senior revolving credit facility, with the remaining net proceeds to be used for general corporate purposes

•	Concluded the quarter with over $268 million in cash, cash equivalents and short-term investments
First Quarter Financial Results
The Company has elected to present selected non-GAAP, or adjusted, financial measures, including Adjusted EBITDA. These adjusted financial measures are calculated excluding certain items that may make it more challenging to compare the Company’s GAAP operating results across periods. Such items may include collaboration revenue, stock-based compensation or one-time charges such as transaction related fees and expenses or restructuring charges and severance costs. A reconciliation of adjusted financial measures to the nearest comparable GAAP financial measure can be found in the notes and table at the end of this press release.

(dollars in thousands)	Three Months Ended March 31,
	GAAP		Non-GAAP Adjusted
	2020	2019	2020	2019
Product and service revenue	$24,496	$21,350	$24,496	$21,350
Collaboration revenue	2,109	6,338	—	—
Total revenue	26,605	27,688	24,496	21,350
Cost of product and service revenue	11,017	8,709	10,779	8,531
Research and development	17,502	16,027	15,760	15,078
Selling, general and administrative	25,721	23,436	22,569	21,680
Loss from operations	(27,635)	(20,484)	(24,612)	(23,939)
Non-operating expense, net	(10,989)	(1,414)	—	—
Net loss	$(38,624)	$(21,898)	$(24,612)	$(23,939)

Depreciation and Amortization	1,213	1,177	1,213	1,177
Adjusted EBITDA	N / A	N / A	$(23,399)	$(22,762)
Fiscal Year 2020
On April 6, 2020, as a result of ongoing disruption relating to the COVID-19 pandemic and uncertainty as to the timing of the return of normalized levels of customer activity, the Company announced it was withdrawing its financial guidance for fiscal year 2020. As of the date of this release, management cannot predict the extent or the duration of the impact of the COVID-19 outbreak on our full year operating results.
Supplemental Information
As a supplement to the table above, the Company has posted to the investor relations section of the Company’s website, at www.nanostring.com, adjusted financial measures as compared to the nearest comparable GAAP financial measures for the first quarter of 2020 and for each quarter of and the full year 2019.
Conference Call
Management will host a conference call today beginning at 1:30 pm PT / 4:30 pm ET to discuss these results and answer questions. Individuals interested in listening to the conference call may do so by dialing (866) 211-0364 for domestic callers, or (647) 689-6861 for international callers. Please reference Conference ID 4699305. To listen to a live webcast, please visit the investor relations section of the Company’s website at www.nanostring.com. A replay of the call will be available beginning May 7, 2020 at 7:30pm ET through midnight ET on May 14, 2020. To access the replay, dial (800) 585-8367 or (416) 621-4642 and reference Conference ID: 4699305. The webcast will also be available on the Company’s website for one year following the completion of the call.
Non-GAAP, or Adjusted, Financial Information
The Company believes that the presentation of non-GAAP, or adjusted, financial information provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Reconciliation of adjusted financial measures to the most directly comparable financial result as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. A reconciliation of adjusted guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding certain expenses that may be incurred in the future. For further information regarding why the Company believes that these adjusted measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to “Notes Regarding Non-GAAP Financial Information” at the end of this press release.
Pro Forma Financial Information
As used in this press release, “pro forma growth” and "pro forma decline" percentages are calculated by comparing the applicable period-over-period financial results to reflect the impact of the Veracyte transaction as if such transaction had occurred on January 1, 2019, the beginning of the earliest period presented. Further disclosure regarding the terms and pro forma impact of the Veracyte transaction can be obtained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2019.
About NanoString Technologies, Inc.
NanoString Technologies is a leading provider of life science tools for discovery and translational research. The Company’s nCounter® Analysis System has been cited in more than 3,300 peer-reviewed publications. The nCounter Analysis System offers a cost-effective way to easily profile the expression of hundreds of genes, proteins, miRNAs, or copy number variations, simultaneously with high sensitivity and precision, facilitating a wide variety of basic research and translational medicine applications, including biomarker discovery and validation. The Company’s GeoMx™ Digital Spatial Profiler enables highly-multiplexed spatial profiling of RNA and protein targets in a variety of sample types. For more information, please visit www.nanostring.com.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding expectations for demand for our products and growth in our business, the impact of the COVID-19 pandemic and slowing global research activity on our operations and future financial performance, the impact of new products and expansion into new markets, and the growth trajectory of our nCounter and GeoMx franchises, the anticipated launch of new products. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include market acceptance of our products; delays or denials of regulatory approvals or clearances for products or applications; the extent and duration of the impact of the COVID-19 pandemic and adverse conditions in the general domestic and global economic markets, the impact of competition; the impact of expanded sales, marketing, product development and clinical activities on operating expenses; delays or other unforeseen problems with respect to manufacturing and product development; as well as the other risks set forth in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. NanoString Technologies disclaims any obligation to update these forward-looking statements.
The NanoString logo, NanoString, NanoString Technologies, GeoMx, Hyb & Seq, SPRINT, and nCounter are registered trademarks or trademarks of NanoString Technologies, Inc. in various jurisdictions.

Contact
Doug Farrell
Vice President, Investor Relations & Corporate Communications
dfarrell@nanostring.com
Phone: 206-602-1768

NANOSTRING TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended March 31,
	2020	2019
Revenue:
Instruments	$9,834	$4,318
Consumables	11,500	14,460
Services	3,162	2,572
Total product and service revenue	24,496	21,350
Collaboration	2,109	6,338
Total revenue	26,605	27,688
Costs and expenses:
Cost of product and service revenue	11,017	8,709
Research and development	17,502	16,027
Selling, general and administrative	25,721	23,436
Total costs and expenses (a) (b)	54,240	48,172
Loss from operations	(27,635)	(20,484)
Other income (expense):
Interest income	704	523
Interest expense	(2,883)	(1,748)
Other expense, net	(1,607)	(110)
Loss on extinguishment of debt and termination of revolving loan facility	(7,143)	—
Total other expense, net	(10,929)	(1,335)
Net loss before provision for income taxes	(38,564)	(21,819)
Provision for income taxes	(60)	(79)
Net loss	$(38,624)	$(21,898)
Net loss per share, basic and diluted	$(1.04)	$(0.69)
Shares used in calculating basic and diluted net loss per share	36,999	31,569

(a) Includes $4.3 million and $2.9 million of stock-based compensation expense for the three months ended March 31, 2020 and 2019, respectively.
(b) Includes $1.2 million and $1.2 million of depreciation and amortization expense for the three months ended March 31, 2020 and 2019, respectively.

NANOSTRING TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)
	March 31,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$155,592	$29,033
Short-term investments	112,762	127,822
Accounts receivable, net	21,217	27,153
Inventory, net	22,219	19,781
Prepaid expenses and other	5,419	8,818
Total current assets	317,209	212,607
Property and equipment, net	21,400	20,184
Operating lease right-of-use assets	24,043	24,648
Other assets	2,223	2,315
Total assets	$364,875	$259,754
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,236	$10,282
Accrued liabilities	4,543	4,973
Accrued compensation and other employee benefits	9,670	15,579
Customer deposits	4,084	6,389
Deferred revenue, current portion	5,038	3,997
Operating lease liabilities, current portion	3,877	3,766
Total current liabilities	35,448	44,986
Deferred revenue, net of current portion	1,049	976
Other long-term liabilities	—	322
Long-term debt, net	164,704	79,951
Operating lease liabilities, net of current portion	28,540	29,368
Total liabilities	229,741	155,603
Total stockholders’ equity	135,134	104,151
Total liabilities and stockholders’ equity	$364,875	$259,754

Notes Regarding Non-GAAP Financial Information. In addition to our results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe certain non-GAAP, or adjusted, measures are useful in evaluating our operating performance. We use adjusted financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that adjusted financial measures, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, adjusted financial information has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In particular, other companies, including companies in our industry, may calculate similarly titled non-GAAP or adjusted measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our adjusted financial measures as tools for comparison. Reconciliation is provided below for adjusted financial measures to the most directly comparable financial measure stated in accordance with U.S. GAAP. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP, or adjusted, financial measures as analytical tools. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these adjusted financial measures to their most directly comparable U.S. GAAP financial measure, and not to rely on any single financial measure to evaluate our business.
Expenses excluded from non-GAAP, or adjusted, cost of product and service revenue, selling, general and administrative expense and research and development expense. We exclude stock-based compensation expense, which is a non-cash expense, from certain of our adjusted financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. We exclude reorganization and restructuring costs and certain expenses related to collaborations from certain of our adjusted financial measures because such expenses have no direct correlation to the continuing operation of our business as such expenses are non-recurring or non-operating in nature, and therefore we believe excluding these items provides meaningful supplemental information regarding operational performance.
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure defined as GAAP net loss adjusted for collaboration revenue, stock-based compensation expense, depreciation and amortization, net interest expense, other non-operating expense or income, provision for income taxes and other special items as determined by management, including loss on extinguishment of debt, reorganization and restructuring costs and certain expenses related to collaborations.

Reconciliation of Adjusted EBITDA ($ in thousands)

	Three Months Ended March 31,
	2020	2019
Net loss - GAAP	$(38,624)	$(21,898)
Collaboration revenue	(2,109)	(6,338)
Stock-based compensation[1]	4,303	2,883
Depreciation and amortization	1,213	1,177
Interest expense, net	2,179	1,225
Other expense, net	1,607	110
Loss on extinguishment of debt and termination of revolving loan facility	7,143	—
Provision for income taxes	60	79
Reorganization and restructuring charges[2]	629	—
Certain collaboration agreement expenses[3]	200	—
Adjusted EBITDA - non-GAAP	$(23,399)	$(22,762)
1 For the three months ended March 31, 2020, our cost of product and service revenue, research and development expenses and selling, general and administrative expenses included stock-based compensation expense of $0.2 million, $0.9 million and $3.2 million, respectively. For the three months ended March 31, 2019, our cost of product and service revenue, research and development expenses and selling, general and administrative expenses included stock-based compensation expense of $0.2 million, $0.9 million and $1.8 million, respectively.
2 For the three months ended March 31, 2020, our research and development expenses included reorganization and restructuring charges of $0.6 million.
3 For the three months ended March 31, 2020, our research and development expenses included expenses related to certain of our collaboration agreements of $0.2 million.